As filed with the Securities and Exchange Commission on February 27, 1998

                                           1933 Act Registration No. 33-69012
                                           1940 Act Registration No. 811-8032


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.  6                 X
                                                                         ---


                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 6                           X
                                                                         ---

                           IAI RETIREMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


                       3700 First Bank Place, P.O. Box 357
                          Minneapolis, Minnesota 55440
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 376-2700
              (Registrant's Telephone Number, including Area Code)

Christopher J. Smith, Esq.                                    Copy to:
3700 First Bank Place                                         Michael J. Radmer, Esq.
P.O. Box 357                                                  Dorsey & Whitney
Minneapolis, Minnesota  55440                                 220 South Sixth Street
(Name and Address of Agent for Service)                       Minneapolis, Minnesota  55402


It is proposed that this filing will become effective (check appropriate box)

             ______  immediately upon filing pursuant to paragraph (b)
             ______  on (date)  pursuant  to  paragraph  (b)
             ______  60 days after filing pursuant to  paragraph (a)(1)

               X     on May 1, 1998 pursuant to paragraph (a)(1)
             ------


            ______   75 days after filing pursuant to paragraph (a)(2)
            ______   on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

            ______   this post-effective amendment designates a new effective
                    date for a previously filed post-effective amendment

                             IAI REGIONAL PORTFOLIO
                             IAI BALANCED PORTFOLIO
                              IAI RESERVE PORTFOLIO
                               separate portfolios
                                       of
                           IAI Retirement Funds, Inc.

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

Item Number       Caption                                            Prospectus Statement Caption
-----------       -------                                            ----------------------------

        1         Cover Page....................................     Cover Page of Prospectus

        2         Synopsis......................................     Not Applicable

        3         Condensed Financial Information...............     Financial Highlights; Investment Performance

        4         General Description of Registrant ............     Investment Objectives and Policies;
                                                                     Description of Common Stock

        5         Management of the Fund........................     Management; Custodian, Transfer Agent and
                                                                     Dividend Disbursing Agent

        5A        Management's Discussion of Fund
                  Performance...................................     Information is contained in the Annual Report

        6         Capital Stock and Other Securities............     Dividends, Distributions and Tax Status;
                                                                     Description of Common Stock

        7         Purchase of Securities Being Offered..........     Computation of Net Asset Value and Pricing;
                                                                     Purchase of Shares

        8         Redemption or Repurchase......................     Redemption of Shares

        9         Pending Legal Proceedings.....................     Not Applicable






Item Number       Caption                                            Statement of Additional Information Caption
-----------       -------                                            -------------------------------------------


        10        Cover Page....................................     Cover Page of Statement of Additional
                                                                     Information

        11        Table of Contents.............................     Table of Contents

        12        General Information and History...............     Not Applicable

        13        Investment Objectives and Policies............     Investment Objective and Policies; Investment
                                                                     Restrictions

        14        Management of the Fund........................     Management

        15        Control Persons and Principal
                    Holders of Securities.......................     Management; Capital Stock

        16        Investment Advisory and Other Services........     Management; Custodian, Transfer Agent and
                                                                     Dividend Disbursing Agent

        17        Brokerage Allocation..........................     Portfolio Transactions and Allocation of
                                                                     Brokerage

        18        Capital Stock and Other Securities............     Capital Stock

        19        Purchase, Redemption and Pricing
                  of Securities Being Offered...................     Net Asset Value and Public Offering Price

        20        Tax Status....................................     Tax Status

        21        Underwriters..................................     Not Applicable

        22        Calculation of Performance Data...............     Investment Performance

        23        Financial Statements..........................     Financial Statements

                          Prospectus Dated May 1, 1998


                           IAI RETIREMENT FUNDS, INC.


                              3700 First Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
                            Telephone 1-612-376-2700
                                 1-800-945-3863


IAI Retirement Funds, Inc. (the "Fund"), is a diversified, open-end management investment company offering insurance companies a selection of investment vehicles for variable annuity contracts and variable life insurance policies. This Prospectus describes the three portfolios currently offered by the Fund (the "Portfolios"). Each Portfolio has its own distinct investment objective. There can be no assurance that any Portfolio will achieve its investment objective.

IAI Regional Portfolio ("Regional Portfolio") pursues its objective of capital appreciation by investing at least 80% of its equity investments in companies which have their headquarters in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota.

IAI Balanced Portfolio's ("Balanced Portfolio") investment objective is to maximize total return to investors. IAI Balanced Portfolio pursues its objective by investing in a broadly diversified portfolio of stocks, bonds and short-term instruments.

IAI Reserve Portfolio's ("Reserve Portfolio") investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. IAI Reserve Portfolio pursues its investment objectives by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. IAI Reserve Portfolio's dollar weighted average maturity will not exceed twenty-five (25) months.


This Prospectus sets forth concisely the information which a prospective investor should know about the Portfolios before investing and it should be retained for future reference. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Fund at the address or telephone number shown below.


Shares of each Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity and/or variable life insurance contracts. Particular Portfolios may not be available in your state due to various insurance regulations. Please check with your insurance company. Inclusion of a Portfolio in this Prospectus is not to be considered a solicitation if such Portfolio is not available in your state. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS.....................................................................4
INVESTMENT OBJECTIVES AND POLICIES.......................................................7
         Regional Portfolio..............................................................7
         Balanced Portfolio..............................................................7
         Reserve Portfolio...............................................................8
OTHER PORTFOLIO INVESTMENT TECHNIQUES....................................................9
PORTFOLIO RISK FACTORS...................................................................13
MANAGEMENT...............................................................................16
INVESTMENT PERFORMANCE...................................................................18
COMPUTATION OF NET ASSET VALUE AND PRICING...............................................18
PURCHASE OF SHARES.......................................................................19
REDEMPTION OF SHARES.....................................................................19
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS..................................................19
DESCRIPTION OF COMMON STOCK..............................................................20
COUNSEL AND AUDITORS.....................................................................20
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................20
ADDITIONAL INFORMATION...................................................................20

                              FINANCIAL HIGHLIGHTS

The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is included in the Portfolio's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.

REGIONAL PORTFOLIO


                                                         Years Ended December 31,                  Period From
                                                 --------------------------------------------  January 31, 1994*** to
                                                      1997          1996            1995        December 31, 1994
                                                      ----          ----            ----        -----------------

NET ASSET VALUE
  Beginning of period                                $15.02      $ 14.16         $ 10.62              $ 10.00
                                                 --------------- -------------- ------------ ------------------------

OPERATIONS
  Net investment income                                0.08          0.05           0.06                0.03
Net realized and unrealized gains                      1.90          1.60           3.50                0.59

                                                 --------------- -------------- ------------ ------------------------
Total from Operations                                  1.98          1.65           3.56                0.62

                                                 --------------- -------------- ------------ ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (0.07)        (0.05)        (0.02)                ----
  Net realized gains                                  (0.62)        (0.74)         ----                 ----
                                                 --------------- -------------- ------------ ------------------------
Total Distributions                                   (0.69)        (0.79)       (0.02)                 ----
                                                 --------------- -------------- ------------ ------------------------

NET ASSET VALUE
  End of period                                      $16.31        $ 15.02      $ 14.16              $ 10.62
                                                 =============== ============== ============ ========================

Total investment return*                             13.45%          11.88%       33.51%               6.20%

Net assets at end of period (000's omitted)          $17,085        $11,831       $5,105             $  865

RATIOS:
  Expenses to average daily net assets                0.90%           1.03%        1.37%**             1.13%+**
  Net investment income to average
    daily net assets                                  0.65%           0.77%        1.12%**             0.81%+**
Average brokerage commission rate****                $0.0583         $0.0513        N/A                  N/A
  Portfolio turnover rate
    (excluding short-term securities)                62.1%           78.4%       156.0%               127.6%

     * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
     ** The Portfolio's adviser voluntarily waived $6,737 and $7,455 in expenses for the year ended December 31, 1995, and the period ended December 31, 1994, respectively. If the Portfolio had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.64% and 3.90%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .85% and (1.96%), respectively.
     *** Commencement of operations
     **** Beginning in fiscal 1996, the Portfolio is required to disclose an average brokerage commission rate.
     + Annualized

BALANCED PORTFOLIO


                                                          Years Ended December 31,                  Period From
                                                 --------------------------------------------   February 3, 1994*** to
                                                     1997          1996              1995        December 31, 1994
                                                     ----          ----              ----        -----------------

NET ASSET VALUE
  Beginning of period                                $ 12.71        $ 11.78         $ 10.22               $ 10.00
                                                 --------------- -------------- ------------- -----------------------

OPERATIONS
  Net investment income                                 0.27           0.22            0.09                  0.10
  Net realized and unrealized gains                     1.81           0.92            1.56                  0.12
                                                 --------------- -------------- ------------- -----------------------
Total from Operations                                   2.08           1.14            1.65                  0.22
                                                 --------------- -------------- ------------- -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (0.24)         (0.10)          (0.09)                ----
  Net realized gains                                   (0.26)         (0.11)                                -----
                                                                                      -----
                                                 --------------- -------------- ------------- -----------------------
Total Distributions                                    (0.50)         (0.21)         (0.09)                 -----
                                                 --------------- -------------- ------------- -----------------------

NET ASSET VALUE
  End of period                                       $14.29        $ 12.71        $ 11.78                $ 10.22
                                                 =============== ============== ============= =======================

Total investment return*                              16.60%          9.80%         16.21%                   2.20%

Net assets at end of period (000's omitted)       $   2,446         $ 1,534        $  764                 $  206

RATIOS:
  Expenses to average daily net assets**               1.25%            1.25%       1,70%                   1.25%+
  Net investment income to average
    daily net assets**                                 2.63%            2.84%       2.34%                   2.28%+
  Average brokerage commission rate****           $    0.0594         $ 0.0555       N/A                      N/A
  Portfolio turnover rate
    (excluding short-term securities)                 38.8%            67.4%       56.0%                   21.6%
------------------------------------------------

     * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
     ** The Portfolio's adviser voluntarily waived $1,753, $8,031, $13,428, and $7,756 in expenses for the years ended December 31, 1997, 1996, 1995, and for the period ended December 31, 1994, respectively. If the Portfolio had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.34%, 1.96%, 5.29% and 10.33%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 2.54%, 2.13%, (1.25%) and (6.80%), respectively.
     *** Commencement of operations
     **** Beginning in fiscal 1996, the Portfolio is required to disclose an average brokerage commission rate.
     + Annualized

RESERVE PORTFOLIO


                                                        Years Ended December 31,                  Period From
                                                 --------------------------------------------  April 7, 1994*** to
                                                      1997         1996           1995         December 31, 1994
                                                      ----         ----           ----         -----------------


NET ASSET VALUE
  Beginning of period                                 $  10.03     $ 10.05        $ 10.03                 $ 10.00
                                                 -------------- ------------- --------------- -----------------------

OPERATIONS
  Net investment income                                   0.43        0.49          0.48                     0.20
  Net realized and unrealized gains (losses)              0.02       (0.01)         0.02                     0.02
                                                 -------------- ------------- --------------- -----------------------
Total from Operations                                     0.45        0.48          0.50                     0.22
                                                 -------------- ------------- --------------- -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (0.46)        (0.50)      (0.48)                     (0.19)
  Net realized gains                                   (0.02)          ---         ---                       ---
                                                 -------------- ------------- --------------- -----------------------
Total Distributions                                    (0.48)        (0.50)      (0.48)                     (0.19)
                                                 -------------- ------------- --------------- -----------------------

NET ASSET VALUE
  End of period                                     $  10.00      $ 10.03      $ 10.05                     $ 10.03
                                                 ============== ============= =============== =======================

Total investment return*                                4.62%        4.93%        5.09%                      2.25%

Net assets at end of period (000's omitted)         $  1,021       $  528        $  844                   $  544

RATIOS:
  Expenses to average daily net assets**                0.85%        0.85%        1.03%                      0.85%+
  Net investment income to average
    daily net assets**                                  4.57%        4.54%        4.84%                      3.56%+
  Portfolio turnover rate
    (excluding short-term securities)                   0.0%       185.3%        0.0%                        0.0%

     * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
     ** The Portfolio's adviser voluntarily waived $8,479, $9,034, $11,528 and $6,930 in expenses for the years ended December 31, 1997, 1996, 1995, and for the period ended December 31, 1994, respectively. If the Portfolio had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25%, 1.81%, 2.62% and 4.62%, respectively, and the ratio of net investment income to average daily net assets would have been 3.17%, 3.58%, 3.25% and (.21%), respectively.
     *** Commencement of operations
     + Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the Portfolios are listed below. There is no assurance that any Portfolio will achieve its investment objective(s). The value of shares when redeemed may be higher or lower than when purchased.

REGIONAL PORTFOLIO

     The investment objective of Regional Portfolio is capital appreciation. Regional Portfolio does not expect to provide significant current income to investors. Regional Portfolio pursues its objective by investing at least 80% of its equity investments in companies which have their headquarters in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota (the "Eight State Region"). Regional Portfolio's investment objective may not be changed without shareholder approval. There can be no assurance that Regional Portfolio will achieve its investment objective.

     Regional Portfolio invests primarily in common stocks but may also invest in securities convertible into common stocks, nonconvertible preferred stocks, and nonconvertible debt securities. In selecting investments for Regional Portfolio, Investment Advisers, Inc. ("IAI"), Regional Portfolio's investment adviser and manager, considers a number of factors, such as product development and demand, operating ratios, utilization of earnings for expansion, management abilities, analyses of intrinsic values, market action and overall economic and political conditions.

     Along with investments in nationally recognized companies, Regional Portfolio invests in companies which are not as well known because they are newer or have a small capitalization, but which offer the potential for capital appreciation. The prices of stocks of such companies are more volatile than prices of stocks of mature companies. All investments are subject to the market risks inherent in any investment in equity securities.

     Regional Portfolio may employ certain other investment techniques, as described in the section "Other Portfolio Investment Techniques". Please see the Prospectus section "Portfolio Risk Factors" as well as the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Regional Portfolio.

BALANCED PORTFOLIO

     The investment objective of Balanced Portfolio is to maximize total return. Balanced Portfolio will seek to achieve its objective by investing in a broadly diversified portfolio of stocks, bonds and short-term instruments. Balanced Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that Balanced Portfolio will achieve its investment objective.

     In seeking to achieve its investment objective, IAI, Balanced Portfolio's investment adviser and manager, allocates Balanced Portfolio's assets among the three classes of assets set forth above. Under normal market conditions, Balanced Portfolio holds between 25% and 75% of its assets in stocks and other equity securities, between 25% and 75% of its assets in bonds and other fixed income securities, and up to 50% of its assets in short-term instruments. Balanced Portfolio may also make other investments that do not fall within these classes.

     The stock class includes equity securities of all types and consists primarily of common stocks, securities convertible into common stocks, and non-convertible preferred stocks. The bond class includes all varieties of fixed-income instruments with maturities of more than one year and consists primarily of investment grade bonds. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Balanced Portfolio may also purchase U.S. Treasury inflation-protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. Although Balanced Portfolio may also invest in below investment grade securities (junk bonds), Balanced Portfolio currently intends to limit such investments to less than 10% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S&P.

     Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objectives and Policies" in and Appendix A to the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Balanced Portfolio will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The short-term class includes all types of short-term instruments with remaining maturities of one year or less and consists primarily of commercial paper, bank certificates of deposit, bankers' acceptances, government securities, repurchase agreements and other similar short-term instruments. Short-term securities are only purchased if given one of the top two ratings by a major ratings service or, if unrated, are of comparable quality as determined by IAI.

     Within each of these classes, Balanced Portfolio may invest in both domestic and foreign securities. Currently, Balanced Portfolio intends to limit its investment in foreign securities denominated in foreign currency and not publicly traded in the United States to no more than 25% of its total assets.

     IAI regularly reviews its allocation of Balanced Portfolio's assets among the three classes and gradually varies them over time to favor asset classes that, in IAI's judgment, provide the most favorable total return outlook. Because Balanced Portfolio seeks to maximize total return over the long-term, it will not try to pinpoint the precise moment when major reallocations are warranted. Rather, such reallocations among asset classes will be made gradually over time and, under normal conditions, a single reallocation decision will not involve more than 10% of Balanced Portfolio's total assets.


     Balanced Portfolio may employ certain other investment techniques, as described in the section "Other Portfolio Investment Techniques". Please see the Prospectus section "Portfolio Risk Factors" as well as the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Balanced Portfolio.


RESERVE PORTFOLIO

     Reserve Portfolio's investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Such objectives may not be changed without shareholder approval. There can be no assurance that Reserve Portfolio will achieve its investment objectives.

     Reserve Portfolio pursues its objectives primarily through investment in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"). Reserve Portfolio will maintain a dollar weighted average maturity of its investment portfolio of twenty-five (25) months or less. For purposes of such determination, securities that provide for optional maturity dates, at the holder's option, shall be deemed by the Fund to have been issued with the shorter optional maturity dates.

     Other  debt  securities  in which  Reserve  Portfolio  may  invest  include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, corporate debt obligations, debt securities of foreign issuers, mortgage-related securities, commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or otherwise issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or S&P, bank certificates of deposit and other short-term instruments and repurchase agreements relating to such securities. The Fund may purchase securities issued by the United States Government. Such securities may include U.S. Treasury inflation-protection securities. The value of such inflation-protection securities in adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. U.S. Government securities are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency that issued them.

     Reserve Portfolio may also invest in below investment grade securities. Such securities are commonly referred to as junk bonds. Reserve Portfolio currently intends to limit such investments to less than 10% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S&P Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

     See "Investment Objectives and Policies" in Appendix A to the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Reserve Portfolio will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     For additional information regarding the types of securities and investment techniques that may be utilized by Reserve Portfolio, see "Other Fund Investment Techniques". For additional information regarding the risks of investing in Reserve Portfolio, see "Fund Risk Factors".


                      OTHER PORTFOLIO INVESTMENT TECHNIQUES

     Each Portfolio's ability to utilize certain of the investment techniques discussed below may be subject to limitations and may subject each Portfolio to additional risks. Please refer to the section "Portfolio Risk Factors" below and the Statement of Additional Information for more information regarding such risks.

REPURCHASE AGREEMENTS

     Each Portfolio is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Portfolio acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date. A repurchase agreement may be construed as a loan under relevant law. Each Portfolio may enter into repurchase agreements with respect to any securities which they may acquire consistent with their investment policies and restrictions. Each Portfolio's custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, each Portfolio's risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, each Portfolio would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, each Portfolio could suffer a loss. In addition, each Portfolio may incur certain delays in obtaining direct ownership of the collateral.

FOREIGN SECURITIES

     Each Portfolio may invest in securities of foreign issuers in accordance with its investment objectives and policies. In considering whether to purchase securities of foreign issuers, IAI will consider the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of the investment in that country's securities markets. Regional Portfolio intends to limit its investment in foreign securities denominated in foreign currency and not publicly traded in the United States to no more than 10% of its total assets. Reserve Portfolio intends to invest no more than 15% of the value of its total assets in such securities. Balanced Portfolio intends to invest no more than 25% of the value of its total assets in such securities.

ILLIQUID SECURITIES

     Each Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of each Portfolio's investments could be impaired if trading does not develop or declines.

VENTURE CAPITAL

     Regional and Balanced Portfolios may invest in venture capital limited partnerships and venture capital funds which, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies which may lack depth of management and sufficient resources, which may be marketing a new product for which there is no established market, and which may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and each such Portfolio will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

     In addition to investing in venture capital limited partnerships and venture capital funds, Regional and Balanced Portfolios may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. A Portfolio will typically purchase equity securities in these early-stage, developing companies; however, from time-to-time a Portfolio may purchase non-investment grade debt securities in the form of convertible notes. Each Portfolio currently intends to limit its investments in securities described in this section to no more than 5% of its net assets.

LEVERAGED BUYOUTS (LBOS)

     Regional and Balanced Portfolios may invest in leveraged buyout limited partnerships and funds which, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBOs, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS


     Balanced and Reserve Portfolios may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time a Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of appropriate liquid assets and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If a Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. A Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, a Portfolio may receive a negotiated fee. No more than 20% of a Portfolio's net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls or "roll" transactions). For additional information on roll transactions, see "Investment Objectives and Policies -- Dollar Rolls" in the Statement of Additional Information.


ZERO COUPON OBLIGATIONS

     Balanced and Reserve Portfolios may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

MORTGAGE-BACKED SECURITIES

     Balanced and Reserve Portfolios may invest in pass-through securities which are sold by various private, governmental and government-related organizations. Pass-through securities are formed when mortgages and other debt instruments are pooled together and undivided interests in the pool are sold to investors such as Balanced and Reserve Portfolios. The cash flow from the underlying debt instruments is "passed through" to the holders of the securities in the form of periodic (generally monthly) payments of interest, principal and prepayments. Prepayments occur when the holder of an individual debt instrument prepays the remaining principal and interest before the final scheduled payment month. Therefore, Balanced and Reserve Portfolios may be subject to a higher rate of prepayments during periods of declining interest rates when mortgages and other debt instruments may be more frequently prepaid.

     Mortgage pass-through securities include (1) obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury such as Government National Mortgage Association ("GNMA") pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank, the Federal Home Loan Banks and the United States Postal
Service; and (3) obligations which have the principal and interest payments guaranteed by the government agency or instrumentality itself (but are not backed by the full faith and credit of the U.S. government), such as securities of the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); and (4) obligations of private corporations.

ASSET-BACKED SECURITIES

     Balanced and Reserve Portfolios may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

ADJUSTING INVESTMENT EXPOSURE

     Each Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of the Portfolios or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, each Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures.


     There is no limit on the amount on Fund assets that can be used for hedging purposes, i.e., to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some may also be used to enhance potential gain although no more than 5% of the Fund's net assets will be committed to techniques and instruments entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any technique or instruments is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques and instruments successfully will depend on IAI's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Such techniques and instruments involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

BORROWING

     Each Portfolio may borrow from banks (or through reverse repurchase agreements) for temporary or emergency purposes. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Each Portfolio currently has a line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line of credit, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. Each Portfolio does not intend its borrowing to exceed 5% of its net assets.


TEMPORARY DEFENSIVE POSITION

     In unusual market conditions, when IAI believes a temporary defensive position is warranted, each Portfolio may invest without limitation in money market securities and/or investment grade fixed income securities, that is, securities rated within the four highest grades assigned by Moody's or S&P, or money market securities (including repurchase agreements). Money market securities will only be purchased if they have been given one of the two top ratings by a major ratings service or, if unrated, are of comparable quality as determined by IAI. If a Portfolio maintains a temporary defensive position, investment income may increase and may constitute a large portion of a Portfolio's return.

PORTFOLIO TURNOVER

     Each Portfolio will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, a Portfolio's annual portfolio turnover rate cannot be anticipated and may be relatively high. High turnover rates (100% or more) increase transaction costs and may increase taxable capital gains. Each Portfolio's historical portfolio turnover rates are set forth in the section "Financial Highlights."

     Further information regarding these and other securities and techniques is contained in the Statement of Additional Information.

                             PORTFOLIO RISK FACTORS

INTEREST RATE RISK

     As mutual funds investing in fixed income securities, Reserve and Balanced Portfolios are subject to interest rate risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. In managing these Portfolios, IAI will adjust the duration of the investment portfolio in response to economic and market conditions. Duration is generally considered a better measure of interest rate risk than is maturity. Duration is a measure of the expected change in value of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two generally will fall by approximately two percent. In some situations, the standard duration calculation does not properly reflect the interest rate risk of a security. In such situations, IAI will use more sophisticated analytical techniques, such as modeling principal and interest payments based upon historical experience or expected volatility, to arrive at an effective duration that incorporates the additional variables into the determination of interest rate risk. These techniques may involve estimates of future economic parameters which may vary from actual future outcomes. IAI anticipates the duration range for the Reserve Portfolio to be .25 to 1.75 years and for the fixed income portion of the Balanced Portfolio to be 3.5 to 7.5 years. These ranges are merely expectations as of the date of this Prospectus. Such ranges may change due to market conditions and other economic factors. Therefore, the expected duration ranges do not limit IAI in how it manages the Portfolios.


     These principals of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.

CREDIT RISK

     Reserve Portfolio and the fixed income component of Balanced Portfolio are also subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Portfolio. The credit risk of a Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

CALL RISK

     Reserve Portfolio and the fixed income component of Balanced Portfolio are also subject to call risk. Call risk is the possibility that corporate bonds held by a Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For a Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of a Portfolio would decline.

FOREIGN INVESTMENT RISK FACTORS

     Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Portfolios. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because the Portfolios can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Portfolios' holdings of securities denominated in such currency and, therefore, will cause an overall decline in a Portfolio's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by a Portfolio. Delays may be encountered in settling securities transactions in certain foreign markets, and the Portfolios will incur costs in converting foreign currencies into U.S dollars. Custody charges are generally higher for foreign securities.

RISKS ASSOCIATED WITH ADJUSTING INVESTMENT EXPOSURE

     The techniques and instruments described in the section "Adjusting Investment Exposure", including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent IAI's view as to certain market movements is incorrect, the risk that the use of such techniques and instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options), current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may not have markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of these techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques and instruments had not been utilized.

RISKS OF GEOGRAPHIC CONCENTRATION

     For Regional Portfolio, the objective of capital appreciation along with the policy of concentrating equity investments in the Eight State Region means that the assets of the Portfolio will generally be subject to greater risk than may be involved in investing in securities which do not have appreciation potential or which have more geographic diversity. For example, the Portfolio's net asset value could be adversely affected by economic, political, or other developments having an unfavorable impact upon the Eight State Region; moreover, because of the geographic limitation, the Portfolio may be less diversified by industry and company than other funds with a similar investment objective and no such geographic limitation.

RISKS OF LOWER-RATED DEBT SECURITIES

     Reserve and Balanced Portfolios may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by a Portfolio were to default, a Portfolio might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of a Portfolio.

     The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of a Portfolio to arrive at a fair value for certain junk bonds at certain times and could make it difficult for a Portfolio to sell certain securities. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

PREPAYMENT RISKS

     To the extent they invest in mortgage-backed securities, Balanced and Reserve Portfolios are subject to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on GNMA certificates held by a Portfolio is "prepaid" earlier than expected. A Portfolio must then reinvest the unanticipated principal in new GNMA certificates, or other securities, just at a time when interest rates on new mortgage investments are falling.

     Prepayment risk has two important effects on a Portfolio:

     - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of a Portfolio will be reduced.

     - When interest rates fall, prices on GNMA securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

MANAGER RISK

     IAI manages each Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute a Portfolio's investment strategy effectively. As a result, a Portfolio may fail to achieve its stated objective.

INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Portfolio. Each Portfolio is a diversified investment company and has a fundamental policy that, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in any one issuer. Each Portfolio, also as fundamental policies, may not invest 25% or more of its assets in any one industry and may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of each Portfolio's investment restrictions.

                                   MANAGEMENT

     Each Portfolio is a separate portfolio represented by a separate class of common stock of IAI Retirement Funds, Inc., a Minnesota corporation created on September 28, 1993. Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall management and operation of the Fund. IAI serves as the investment adviser and manager of the Portfolios pursuant to a written advisory agreement (the "Advisory Agreement"). IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $11 billion. IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including retail and commercial banking. The address of IAI is that of the Fund.

     Under the Advisory Agreement, IAI provides the Portfolios with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel. Under the Advisory Agreement, IAI has the sole authority and responsibility to make and execute investment decisions for the Portfolios within the framework of each Portfolio's investment policies, subject to review by the Board of Directors. As compensation for these services, for the fiscal year ended December 31, 1997, Regional, Balanced and Reserve Portfolios paid IAI an advisory fee at an annual rate of .65%, .65% and
 .45%, respectively, of each Portfolio's average daily net assets.


     Each Portfolio is managed by a team of IAI investment professionals. The team leads are as follows.

     Mark Hoonsbeen has responsibility for the management of Regional Portfolio. Mr. Hoonsbeen is a Vice President of IAI and has managed Regional Portfolio since he joined IAI in 1994. Prior to joining IAI, Mr. Hoonsbeen served as an equity portfolio manager for The St. Paul Companies from 1986 to 1994.


     Timothy Palmer has responsibility for the management of Reserve Portfolio. Mr. Palmer is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1990. Mr. Palmer has managed Reserve Portfolio since its inception.


     Balanced Fund is managed by an investment committee comprised of several IAI equity and fixed income portfolio managers.


     Pursuant to the terms of an Administrative Agreement, IAI also provides all required administrative, stock transfer, redemption, dividend disbursing and accounting services, including, for example, the maintenance of each Portfolio's accounts, books and records, the daily calculation of each Portfolio's net asset value, daily and periodic reports, all information necessary to complete tax returns, questionnaires and other reports requested by the Portfolios, the maintenance of stock registry records, the processing of requested account registration changes and redemption requests, and the administration of payments of dividends and distributions declared by the Portfolios. As compensation for these services, for the fiscal year ended December 31, 1997, each Portfolio paid IAI an administrative fee at the annual rate of .10% of such Portfolio's average daily net assets.

     In addition to the advisory fee and the administrative fee paid to IAI, each Portfolio pays all its other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, interest, taxes, charges of the custodian of each Portfolio's assets, costs of reports and proxy materials sent to Portfolio shareholders, fees paid for independent accounting and legal services, costs of printing prospectuses for Portfolio shareholders and registering each Portfolio's shares, postage, fees to disinterested directors, insurance premiums and costs of attending investment conferences. IAI, in its discretion, may from time to time waive or reduce its management and/or administrative fee or otherwise reimburse Fund operating expenses. For the fiscal year ended December 31, 1997, IAI voluntarily agreed to reimburse total Portfolio operating expenses which exceeded 1.25% and .85% of the average daily net assets of Balanced and Reserve Portfolios, respectively. Additionally, IAI has voluntarily agreed to waive fees and expenses for Balanced and Reserve Portfolios in excess of 1.25% and 0.85%, respectively, of average daily net assets through May 1, 1999.


     IAI shall not be liable for any loss suffered by a Portfolio in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations.

     Each Portfolio sells its shares to separate accounts of one or more insurance companies unaffiliated with IAI. The Fund currently does not foresee any disadvantages to policyowners arising out of the fact that Portfolio shares are offered solely to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Directors monitors events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios and shares of another Portfolio may be substituted. This might force a Portfolio to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any

Portfolio to any separate account or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

                             INVESTMENT PERFORMANCE

     From time to time, each Portfolio may advertise performance data including monthly, quarterly, yearly or cumulative total return, average annual total return and yield figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in a Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     Total returns and yields include the effect of deducting a Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through a variable annuity or variable life contract, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

     For additional information regarding the calculation of such total return and yield figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of each Portfolio is contained in the Fund's Annual Report to shareholders which may be obtained without charge from the Fund.

                   COMPUTATION OF NET ASSET VALUE AND PRICING

     Each Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates each Portfolio's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

     A Portfolio's NAV is the value of a single share. The NAV is computed by adding up the value of a Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

     Each Portfolio's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

     The offering price (price to buy one share) and redemption price (price to sell one share) of a Portfolio are a Portfolio's NAV next computed after receipt by a Portfolio of a purchase or redemption order.

                               PURCHASE OF SHARES

     Investments in the Fund may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. Please refer to the prospectus of your insurance company's separate account for information on how to invest in each Portfolio. Investments by separate accounts in the Fund are expressed in terms of full and fractional shares of each Portfolio. All investments in the Portfolios are credited to an insurance company's separate account immediately upon acceptance of the investment by a Portfolio.
Investments will be processed at the next NAV calculated after an order is received and accepted by a Portfolio.

     The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in IAI's opinion, they are of a size that would disrupt the management of a Portfolio.

     Because you may not purchase shares of a Portfolio directly, you should read the prospectus of the insurance company's separate account to obtain instructions for purchasing a variable annuity contract or variable life insurance policy.

                              REDEMPTION OF SHARES

     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after the redemption request has been accepted by a Portfolio. Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instruction. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

     Please refer to the prospectus of your insurance company's separate account for information on how to redeem from each Portfolio.


                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The policy of Reserve Portfolio is to pay dividends from net investment income monthly, while Regional and Balanced Portfolios pay dividends annually. The Portfolios make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by the Portfolios. Such income and capital gains are automatically reinvested in additional shares of the Portfolios.


     The Fund intends to qualify for tax purposes as a regulated investment company under the Code during the current taxable year. If so qualified, the Fund will not be subject to federal income tax on income that it distributes to its shareholders.

     It is expected that Portfolio shares will be held under the terms of variable annuity contracts or variable life insurance policies. Under current tax law, dividends or capital gains distributions from the Portfolios are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy. Depending on the variable contract or policy, withdrawals may be subject to ordinary tax and, in addition, to a 10% penalty tax on withdrawals before age 59-1/2.

     For a discussion of the tax status of your variable contract or policy, see the prospectus of your insurance company's separate account. See "Tax Status" in the Statement of Additional Information for further information. It is suggested you keep all statements you receive to assist in your personal recordkeeping.

                           DESCRIPTION OF COMMON STOCK

     All shares of the Portfolios have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

     The shares of the Portfolios have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of IAI Retirement Funds, Inc., vote together as one series. On an issue affecting only a particular Portfolio, such as voting on an Advisory Agreement, only the approval of that Portfolio's shareholders is required to make the agreement effective with respect to such Portfolio. An insurance company issuing a variable contract or policy that participates in the Fund will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract- and policyowners and, with certain exceptions, must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

     Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. An annual meeting will be held on the removal of a director or directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

                              COUNSEL AND AUDITORS

     The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel for the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the independent auditors for the Fund.


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     The Custodian for the Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. IAI acts as the Fund's transfer agent and dividend disbursing agent, at P.O. Box 357, Minneapolis, Minnesota 55440.



                             ADDITIONAL INFORMATION

     The investment advisory, transfer agency and administrative services provided to the Portfolios by IAI depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. IAI has been actively working on necessary changes to its computer systems to deal with the year 2000 and expects that its systems will be adapted in time for that event, although there cannot be assurance of success.

     In the opinion of the staff of the Securities and Exchange Commission, the use of this combined Prospectus may possibly subject all Portfolios to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Portfolio. In the opinion of the Portfolios' management, however, the risk of such liability is not materially increased by use of a combined prospectus.

                           IAI RETIREMENT FUNDS, INC.

                       Statement of Additional Information
                                dated May 1, 1998



         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to a Prospectus dated May 1, 1998 and should be read in conjunction therewith. Copies of the Prospectus may be obtained from the insurance companies whose separate accounts may purchase shares of the Fund.



                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..........................................2
INVESTMENT RESTRICTIONS.....................................................14
INVESTMENT PERFORMANCE......................................................16
MANAGEMENT..................................................................18
CUSTODIAL SERVICE...........................................................22
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..........................22
CAPITAL STOCK...............................................................23
NET ASSET VALUE AND PUBLIC OFFERING PRICE...................................25
TAX STATUS..................................................................25
LIMITATION OF DIRECTOR LIABILITY............................................25
FINANCIAL STATEMENTS........................................................26
Appendix A-- Ratings of Debt Securities....................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     IAI Retirement Funds, Inc. (the "Fund") is designed to provide investment vehicles for variable annuity contracts and/or variable life insurance policies of various insurance companies.

     The investment objectives and policies of IAI Reserve Portfolio ("Reserve Portfolio"), IAI Balanced Portfolio ("Balanced Portfolio") and IAI Regional Portfolio ("Regional Portfolio") (individually, "Portfolio" and collectively, the "Portfolios") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objectives and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in any Portfolio, and there can be no assurance that a Portfolio's investment policies will be successful, or that its investment objectives will be attained. Certain of the Portfolios' investment practices are further explained below.

REPURCHASE AGREEMENTS

     Each Portfolio may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. Each Portfolio's custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Portfolio's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Portfolio may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, a Portfolio's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may invest in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, a Portfolio sells an instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Portfolios' investment adviser and manager. Such transactions may increase fluctuations in the market value of the Portfolios' assets and may be viewed as a form of leverage. Each Portfolio does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

     Each Portfolio may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets in less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision of foreign bond markets, brokers and companies than in the United States.

     It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United
States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Each Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

     The dividends and interest payable on certain of the Portfolios' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolios' shareholders. The expense ratio of each Portfolio should not be materially affected by such Portfolio's investment in foreign securities.

U.S. TREASURY INFLATION PROTECTION SECURITIES

     Both the Balanced and Reserve Portfolios may purchase securities issued by the United States government, which include U.S. Treasury inflation-protection securities.

     Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July, and October. They have been issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal is adjusted for inflation, and every six months the security will pay interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is based to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

LENDING PORTFOLIO SECURITIES

     In order to generate additional income, each Portfolio may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Portfolios will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Portfolios' Board of Directors. The Portfolios may also experience a loss, if upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Portfolios will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Portfolio an amount equivalent to any dividends or interest paid on the securities and a Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by a Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

EXTENDIBLE NOTES

     Reserve Portfolio is permitted to invest up to 25% of the value of its total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price (e.g., at 100% of the outstanding principal amount plus unpaid accrued interest) if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer (i.e., to require the issuer to repurchase the note) provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

     Extendible notes may be issued with maturity dates in excess of ten years from the date of issuance. However, if such extendible notes provide for an optional maturity date of ten years or less, then such notes are deemed by the Portfolio to have been issued for the shorter optional maturity date. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of the Portfolio.

     An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner as the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Portfolio.

     The creditworthiness of the issuers of extendible notes is monitored and rated by Moody's and by S&P, and investments by the Reserve Portfolio in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Portfolio with respect to other forms of investment. The creditworthiness of such issuers is also monitored by IAI.

VARIABLE OR FLOATING RATE INSTRUMENTS

     Balanced and Reserve Portfolios may purchase instruments with variable or floating rates. Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

DELAYED-DELIVERY TRANSACTIONS

     Reserve and Balanced Portfolios may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, such Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

     Such Portfolios may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

MORTGAGE-BACKED SECURITIES

     Reserve and Balanced Portfolios may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and each Portfolio may invest in them if IAI determines they are consistent with such Portfolio's investment objectives and policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

STRIPPED MORTGAGE-BACKED SECURITIES

     Reserve Portfolio may purchase stripped mortgage-back securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only"
security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

ASSET-BACKED SECURITIES

     Reserve and Balanced Portfolios may purchase asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and often are structured as pass-through securities. Interest and principal payments alternately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

ZERO COUPON BONDS

     Reserve and Balanced Portfolios may purchase zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

LOWER-RATED DEBT SECURITIES

     Reserve and Balanced Portfolios may invest in lower-rated debt securities. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.

     A Portfolio may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet such Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

ILLIQUID SECURITIES

     Each Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

     (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Portfolio's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

     (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

     (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

     Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolios have valued the instrument for purposes of calculating a Portfolio's net asset value. In making this determination, IAI will consider such factors as may be relevant to a Portfolio's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

     1. the frequency of trades and quotes for the security;

     2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

     3. dealer undertakings to make a market in the security; and

     4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Portfolio's investments could be impaired if trading declines.

DOLLAR ROLLS


     In connection with its ability to purchase securities on a when-issued or forward commitment basis, a Portfolio may enter into "dollar rolls" in which such Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Portfolio gives up the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and lower forward price for the futures purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of dollar rolls. Each Portfolio will hold and maintain in a segregated account until the settlement date appropriate liquid assets in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon IAI's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Portfolio while remaining substantially fully invested increases the amount of a Portfolio's assets that are subject to market risk to an amount that is greater than such Portfolio's net asset value, which could result in increased volatility of the price of such Portfolio's shares.

SWAP AGREEMENTS

     Regional and Balanced Portfolios may engage in swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Each Portfolio is not limited to any particular form of swap agreement if IAI determines it is consistent with such Portfolio's investment objectives and policies.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease such Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, such Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of such Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Portfolio's accrued obligations under the agreement.

INDEXED SECURITIES

     Each Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of each Portfolio's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     Each Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

     In connection with purchases and sales of securities denominated in foreign currencies, each Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing each Portfolio's foreign investments. Each Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

     Each Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. Each Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschmarks or European
Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. Each Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolios' investment exposure to changes in currency exchange rates, and could result in losses to the Portfolios if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged a Portfolio by selling that currency in exchange for dollars, such Portfolio would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases a Portfolio's exposure to a foreign currency, and that currency's value declines, such Portfolio will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to the Portfolios or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolios.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     Each Portfolio has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolios can commit assets to initial margin deposits and option premiums.

     The above limitations on the Portfolios' investments in futures contracts and options, and the Portfolios' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Portfolios, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such five percent.

FUTURES CONTRACTS

     When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolios' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, such Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to such Portfolio.

PURCHASING PUT AND CALL OPTIONS

     By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

     When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio would be required to make margin payments to an FCM as described above for futures contracts. Each Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, such Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

     If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

     Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, each Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of such Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. Each Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Portfolio's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     Each Portfolio will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, each Portfolio is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of a Portfolio, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations for each Portfolio. The remaining limitations set forth below serve as operating policies of each Portfolio and may be changed by the Board of Directors without shareholder approval.

     Each Portfolio may not:

     1. Purchase the securities of any issuer if such purchase would cause the Portfolio to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     As currently defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


     For purposes of applying this restriction, each Portfolio will not purchase securities, as defined above, such that 25% or more of the value of the Portfolio's total assets are invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow  money,  except from banks for  temporary or  emergency  purposes provided that such borrowings may not exceed 33-1/3% of the value of a Portfolio's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

     To the extent a Portfolio engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33-1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Portfolio may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.


     For purposes of applying this restriction, each Portfolio will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.


     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14. Invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except a Portfolio may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of the investment policies set forth under "Investment Objectives and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. With respect to Restriction 14, a Portfolio is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid assets.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by each Portfolio during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve
(12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Each Portfolio's historical portfolio turnover rates are set forth in the Prospectus section "Financial Highlights".

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                           CTR = (ERV-P) 100
                                  -----
                                    P

         Where:            CTR      =       Cumulative total return;

                           ERV      =       ending redeemable value at the
                                            end of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period; and

                           P        =       initial payment of $1,000


     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

         Where:            P        =       a hypothetical initial payment
                                            of $1,000;

                           T        =       average annual total return;

                           n        =       number of years; and

                           ERV      =       ending redeemable value at the
                                            end of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period.


     Reserve and Balanced Portfolios may quote yield figures from time to time. The "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for monthly compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         The yield formula is as follows:

                           YIELD = 2[(a-b) + 1)6 -1]
                                      ---
                                       cd

                  Where:   a  =  dividends and interest earned during the
                                 period.

                           b  =  expenses accrued for the period
                                 (net of reimbursements).

                           c  =  the average daily number of shares outstanding
                                 during the period that were entitled to
                                 receive dividends.

                           d  =  the net asset value of the Portfolio at
                                 the end of the period.

     The table below shows the yearly total return for the Portfolios for the periods indicated:

                                   Regional Portfolio           Balanced Portfolio            Reserve Portfolio
     Period Ended 12/31               Total Return                 Total Return                 Total Return
     ------------------               ------------                 ------------                 ------------

                1994*                      6.20%                        2.20%                       2.25%
                1995                      33.51%                       16.21%                       5.09%
                1996                      11.88%                        9.80%                       4.93%

                1997                      13.45%                       16.60%                       4.62%

-----------------------------
*    For the period  commencing  January 31, 1994 (Regional),
     February 3, 1994 (Balanced) and April 7, 1994 (Reserve).


     The average annual return of Regional Portfolio for the year ended December 31, 1997 and from inception of the Regional Portfolio through December 31, 1997 was 13.45% and 16.18%, respectively.

     The average annual return of Balanced Portfolio for the year ended December 31, 1997 and from inception of the Balanced Portfolio through December 31, 1997 was 16.60% and 11.31%, respectively. Balanced Portfolio's yield for the thirty-day period ended December 31, 1997 was 2.25%.

     The average annual return of Reserve Portfolio for the year ended December 31, 1997 and from inception of the Reserve Portfolio through December 31, 1997 was 4.62% and 4.52%, respectively. Reserve Portfolio's yield for the thirty-day period ended December 31, 1997 was 4.55%.

     In advertising and sales literature, a Portfolio's performance may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of a Portfolio. The comparison of a Portfolio to an alternative investment should be made with consideration of differences in features and expected performance.

     Yields and total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Fund may only be purchased through a variable annuity or variable life contract, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

                                   MANAGEMENT

The names, addresses, positions and principal occupations of the directors and executive officers of the Portfolios are given below.

Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Madeline Betsch                          55     Director             Currently   retired;   until  April  1994,  was
19 South 1st Street                                                  Executive  Vice  President,  Director of Client
Minneapolis, Minnesota 55401                                         Services,  of  CME-KHBB  Advertising  since May
                                                                     1985, and prior thereto was a Vice President with
                                                                     Campbell-Mithun, Inc. (advertising agency) since
                                                                     February 1977.

W. William Hodgson                       73     Director             Currently   retired;   served  as   information
1698 Dodd Road                                                       manager  for the North  Central  Home Office of
Mendota Heights, Minnesota 55118                                     the  Prudential  Insurance  Company  of America
                                                                     from 1961 until 1984.

George R. Long                           68     Director             Chairman   of   Mayfield    Corp.    (financial
29 Las Brisas Way                                                    consultants  and  venture   capitalists)  since
Naples, Florida 33963                                                1973.

J. Peter Thompson                        66     Director             Grain farmer in  southwestern  Minnesota  since
Route 1                                                              1974. Prior  to  that,  Mr. Thompson was
Mountain Lake, Minnesota 56159                                       employed  by Paine  Webber,  Jackson  & Curtis,
                                                                     Incorporated, (a diversified financial services
                                                                     concern), most recently as Senior Vice President
                                                                     and General Partner.

Charles H. Withers                       70     Director             Currently retired;  was Editor of the Rochester
Rochester Post Bulletin                                              Post-Bulletin,  Rochester,  Minnesota from 1960
P.O. Box 6118                                                        through March 31, 1980.
Rochester, Minnesota 55903


Noel P. Rahn                             59     President            Chief  Executive  Officer and a Director of IAI
3700 First Bank Place                                                since 1974.  Mr. Rahn is also  President of the
P.O. Box 357                                                         other IAI Mutual  Funds and of  LifeUSA  Funds,
Minneapolis, Minnesota 55440                                         Inc.


                                       18



Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Archie C. Black, III                     35     Treasurer            Senior  Vice  President  and  Chief   Financial
3700 First Bank Place                                                Officer  of IAI and has  served  IAI in several
P.O. Box 357                                                         capacities   since  1987.  Mr.  Black  is  also
Minneapolis, Minnesota 55440                                         Treasurer  of the other IAI Mutual Funds and of
                                                                     LifeUSA Funds, Inc.

William C. Joas                          35     Secretary            Vice  President  of IAI  and has  served  as an
3700 First Bank Place                                                attorney  for IAI since 1990.  Mr. Joas is also
P.O. Box 357                                                         Secretary  of the other IAI Mutual Funds and of
Minneapolis, Minnesota 55440                                         LifeUSA Funds, Inc.

Mark Hoonsbeen                           36     Vice President,      Vice  President  of IAI.  Prior to joining  IAI
3700 First Bank Place                           Investments          in 1994,  Mr.  Hoonsbeen  served  as an  equity
P.O. Box 357                                    (Regional            portfolio  manager for The St. Paul  Companies,
Minneapolis, Minnesota 55440                    Portfolio)           Inc.   (a   diversified    financial   services
                                                                     concern)  from 1986 to 1994.  Mr.  Hoonsbeen is
                                                                     also  a  Vice  President,  Investments  of  IAI
                                                                     Regional Fund.

Timothy A. Palmer                        35     Vice President,      Senior  Vice  President  and  has  served  as a
3700 First Bank Place                           Investments          fixed  income  portfolio  manager  of IAI since
P.O. Box 357                                    (Reserve Portfolio)  1990.  Mr.  Palmer  is  also  Vice   President,
Minneapolis, Minnesota 55440                                         Investments   of  IAI  Reserve   Fund  and  IAI
                                                                     Institutional Bond Fund.




Susan J. Haedt                           35     Vice President,      Vice  President  of the Adviser and Director of
3700 First Bank Place                           Director of Mutual   Mutual  Fund  Operations.  Prior to joining the
P.O. Box 357                                    Fund Operations      Adviser in 1992,  Ms.  Haedt served as a Senior
Minneapolis, Minnesota 55440                                         Manager   at  KPMG  Peat   Marwick   LLP,   (an
                                                                     international  tax,  accounting  and consulting
                                                                     firm).




     Each Fund has agreed to reduced initial subscription requirements for employees and directors of a Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.


     No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Portfolio will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings. Effective February 1998, the directors have agreed that the position of the Board Chair shall rotate from director to director on a quarterly basis.

                                                 Compensation from
                                       --------------------------------------------      Aggregate Compensation
                                         Regional       Balanced         Reserve                from the
Name of Person, Position                 Portfolio      Portfolio       Portfolio         19 IAI Mutual Funds*
------------------------                 ---------      ---------       ---------         -------------------

Betsch, Madeline  -  Director          $    310.96    $      40.82   $      12.52                $37,200
Hodgson, W. William  - Director        $    310.96    $      40.82   $      12.52                $37,200
Long, George R.  -  Director           $    316.86    $      41.72   $      12.79                $37,200
Thompson, J. Peter  -  Director        $    310.96    $      40.82   $      12.52                $37,200
Withers, Charles H.  -  Director       $    316.86    $      41.72   $      12.79                $37,200
         Total                         $  1,566.60     $    205.90    $     63.14
--------------------------------------
*    For the  calendar  year ended  December 31, 1997  provided  that a director misses no meetings; excludes expenses incurred in connection with attending meetings.



     The Board of Directors for each of the Funds has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit the acquiring of any securities in an initial public offering. In addition, all securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person of the Adviser is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Funds' Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

     IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6/8 Eastcheap, London, EC3M 1LL.

INVESTMENT ADVISORY AGREEMENT

     Pursuant to an Investment Advisory Agreement between the Fund and IAI (the "Advisory Agreement") dated November 3, 1993, as last approved by the Board on November 4, 1997, IAI has agreed to provide each Portfolio with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel. In return, each Portfolio pays IAI a monthly fee. Under the Advisory Agreement, IAI has the sole authority and responsibility to make and execute investment decisions for the Portfolios within the framework of each Portfolio's investment policies, subject to review by the directors of the Fund.



     Regional Portfolio has agreed to pay an advisory fee equal to an annual rate of .65% of its average daily net assets. Balanced Portfolio has agreed to pay an advisory fee equal to an annual rate of .65% of its average daily net assets. Reserve Portfolio has agreed to pay an advisory fee equal to an annual rate of .45% of its average daily net assets. As of December 31, 1997, Regional, Balanced and Reserve Portfolios had net assets of $17,084,816, $2,445,655, and $1,021,315, respectively. Pursuant to the Advisory Agreement, the Portfolios have paid IAI advisory fees, net of waivers, as follows:

                                   Regional Portfolio          Balanced Portfolio       Reserve Portfolio
                                   ------------------          ------------------       -----------------

Fiscal Year Ended
December 31, 1995                         $ 9,176                           0                       0

Fiscal Year Ended
December 31, 1996                         $ 51,843                          0                       0

Fiscal Year Ended
December 31, 997                          $ 95,467                  $  10,836                       0


     Although investment decisions for each Portfolio are made independently from those of the other Portfolios, funds and accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one Portfolio, fund and/or other account. If and when more than one Portfolio, fund or other account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to such Portfolios, funds and accounts. The simultaneous purchase or sale of the same securities by more than one Portfolio or by any Portfolio and other accounts may have detrimental effects on each Portfolio, as they may affect the price paid or received by a Portfolio or the size of the position obtainable by a Portfolio.

ADMINISTRATIVE AGREEMENT


     The Fund has engaged IAI to serve as the Portfolios' administrative, dividend disbursing, redemption, accounting services and transfer agent pursuant to an Administrative Agreement. Under the Administrative Agreement, IAI has agreed to provide to the Fund all required administrative, stock transfer, redemption, dividend disbursing and accounting services including, without limitation, the following: (1) the maintenance of the Portfolios' accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund;
(5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments of dividends and distributions declared by each Portfolio. As compensation for these services, each Portfolio has agreed to pay IAI a fee equal to an annual rate of .10% of such Portfolio's average daily net assets. Pursuant to the Administrative Agreement, for the fiscal year ended December 31, 1997, Regional, Balanced and Reserve Portfolios paid IAI administrative fees (net of fee waivers) of $14,687, $1,937, and $0, respectively.


ALLOCATION OF EXPENSES

     In addition to the advisory and administrative fees paid to IAI, each Portfolio pays all its other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, interest, taxes, charges of the custodian of the Portfolio's assets, costs of reports and proxy material sent to Portfolio shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Portfolio shareholders and registering the Portfolios' shares, postage, fees to directors who are not "interested persons" of each Portfolio, insurance premiums, costs of attending investment conferences and such other costs which may be designated as extraordinary. IAI, in its discretion, may from time to time waive or reduce its management and/or administrative fee or otherwise reimburse Fund operating expenses. IAI has voluntarily agreed to waive fees and expenses for Balanced and Reserve
Portfolios in excess of 1.25% and 0.85%, respectively, of average daily net assets through May 1, 1999. IAI is not liable for any loss suffered by a Portfolio in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations. For the fiscal year ended December 31, 1997, IAI voluntarily reimbursed total Portfolio operating expenses (net of expenses paid indirectly) which exceeded 1.25% and .85% of the average daily net assets of Balanced and Reserve Portfolios, respectively.

DURATION OF AGREEMENTS

     The Advisory Agreement and the Administrative Agreement will terminate automatically in the event of their assignment. In addition, each Agreement is terminable at any time with respect to a Portfolio without penalty by the Board of Directors of the Fund or by vote of a majority of the Portfolio's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to the Fund. Each Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the affected Portfolio, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                CUSTODIAL SERVICE

     The custodian for the Fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables the Fund to utilize the subcustodian and depository network of Morgan Stanley.


     The Custodian maintains records of all cash transactions of the Portfolios. All other books and records of the Portfolios, including books and records of the Portfolio's investment portfolios, are maintained by IAI.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Fixed income and non-listed equity transactions of the Portfolios are generally effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of the Portfolios, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

     Generally, Regional Portfolio and Balanced Portfolio must deal with brokers. IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for each Portfolio. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Portfolio transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, each Portfolio enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for each Portfolio. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to each Portfolio from these commissions. Generally, the Portfolios pay higher than the lowest commission rates available.

     Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of each Portfolio may determine, IAI may consider sales of shares of each Portfolio, or any IAI Mutual Fund, as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the managed funds investing such fixed income securities and managed accounts investing in fixed income securities.


     Brokerage commissions, listed below, were paid by Regional and Balanced Portfolios for the fiscal years (or periods) ended December 31. During these periods, a percentage of commissions were paid to brokerage firms that provided research services to IAI, although the provision of such services was not necessarily a factor in the placement of all such business with such firms.

                                                                                        Percentage of Commissions
                                                                                           to Brokers Providing
                                        Amount of Commissions                                    Research
                         ----------------------------------------------------------    ---------------------------
Portfolio                      1997                1996                 1995                        1997
---------                      ----                ----                 ----                        ----

Regional                     $64,860              $36,268              $16,758                     22.9%
Balanced                     $ 1,471              $ 2,188              $   902                     65.6%


                                  CAPITAL STOCK

     Each Portfolio is a separate portfolio of IAI Retirement Funds, Inc., a corporation organized on September 28, 1993, pursuant to the laws of the State of Minnesota whose shares of common stock are currently issued in three series (Series A, B and C). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Retirement Funds, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Retirement Funds, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares, 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares, and 10,000,000,000 shares of $.01 par value common stock to be issued as Series C common shares. The investment portfolio represented by Series A common shares is referred to as IAI Regional Portfolio, by Series B common shares as IAI Balanced Portfolio, and by Series C common shares as IAI Reserve Portfolio. As of December 31, 1997, IAI Regional Portfolio had 1,047,317 shares outstanding, IAI Balanced Portfolio had 171,087 shares outstanding, and IAI Reserve Portfolio had 102,174 shares outstanding.


     As of January 30, 1998, no person held of record, or to the knowledge of the Fund, beneficially owned more than 5% of a Portfolio, except as set forth in the following tables:

REGIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------
Name and Address                                                                   Percent of
 of Shareholder                            Number of Shares                           Class
------------------------------------------------------------------------------------------------

Lincoln Benefit Life Company                  897,437.497                            84.60%
Annuity Products
P.O. Box 82532
Lincoln, Nebraska 68501



                                       23


Lincoln Benefit Life Company                    163,370.714                          15.40%
Life Products
P.O. Box 82532
Lincoln, Nebraska 68501


BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------
Name and Address                                                                   Percent of
  of Shareholder                            Number of Shares                         Class
------------------------------------------------------------------------------------------------

Lincoln Benefit Life Company                   149,784.515                           84.54%
Annuity Products
P.O. Box 82532
Lincoln, Nebraska 68501

Lincoln Benefit Life Company                    27,389.734                           15.46%
Life Products
P.O. Box 82532
Lincoln, Nebraska 68501

RESERVE PORTFOLIO
---------------------------------------------------------------------------------------------
Name and Address                                                                 Percent of
  of Shareholder                            Number of Shares                       Class
----------------------------------------------------------------------------------------------

Lincoln Benefit Life Company                   80,332.894                          74.71%
Annuity Products
P.O. Box 82532
Lincoln, Nebraska 68501

Lincoln Benefit Life Company                   27,188.309                          25.29%
Life Products
P.O. Box 82532
Lincoln, Nebraska 68501

    In addition, as of January 30, 1998, none of Regional, Balanced and Reserve Portfolios' officers and directors owned any of the outstanding shares of the Portfolios.


     Due to its ownership of more than 25% of the outstanding shares of each of the Portfolios through its Life and Annuity Products, Lincoln Benefit Life Company may be said to control each of such Portfolios. Lincoln Benefit Life Company is an insurance company organized under the laws of Nebraska. Lincoln Benefit Life Company is a wholly-owned subsidiary of Allstate Life Insurance Company, which in turn is wholly-owned by Allstate Insurance Company. Allstate Insurance Company is a wholly-owned subsidiary of The Allstate Corporation.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The portfolio securities in which the Fund invests fluctuate in value, and hence, for each Portfolio, the net asset value per share also fluctuates.


     The net asset value per share of each Portfolio is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset values per share of each are not determined, on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



     On December 31, 1997, the net asset value and public offering price per share of each Portfolio was calculated as follows:

REGIONAL PORTFOLIO

NAV =      Net Assets ($17,084,816)            =     $16.31
          -----------------------------
          Shares Outstanding (1,047,317)


BALANCED PORTFOLIO

NAV =      Net Assets ($2,445,655)             =     $14.29
          ---------------------------
          Shares Outstanding (171,087)


RESERVE PORTFOLIO

NAV =      Net Assets ($1,021,315)             =     $10.00
          ----------------------------
          Shares Outstanding (102,174)


                                   TAX STATUS

     The Board of Directors intends that each of the Portfolios will comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code as a condition to favorable tax treatment of variable annuity and variable life insurance contracts. Under Internal Revenue Service Regulations, such requirements are satisfied if, at the end of each calendar quarter: (1) not more than 55% of the Portfolio's assets are attributable to any one investment; not more than 70% of such assets are attributable to any two investments; not more than 80% of such assets are attributable to any three investments; and not more than 90% of such assets are attributable to any four investments. If a Portfolio fails to be adequately diversified within the meaning of section 817(h) of the Internal Revenue Code, the variable contracts funded by the Portfolio could lose their favorable tax status. See the accompanying prospectus for your separate account for more information.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Retirement Funds, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                              FINANCIAL STATEMENTS

     The financial statements, included as a part of the Fund's 1997 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S

CORPORATE BONDS

     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B.  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime - 1 Superior ability for repayment of senior short-term debt obligations

     Prime  -  2  Strong  ability  for  repayment  of  senior   short-term  debt
obligations

     Prime - 3 Acceptable ability for repayment of senior short-term debt obligations

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P

CORPORATE BONDS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

     A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

     A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

     A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C

Item 24. Financial Statements and Exhibits
------------------------------------------

         (a)      Financial Statements (1)

         (b)      Exhibits
                  (1)      Articles of Incorporation (2)
                  (2)      Bylaws (2)
                  (5)      Investment Advisory Agreement (3)
                  (8)      Custodian Agreement (3)
                  (9)      Administrative Agreement (3)
                  (10)     Opinion and Consent of Counsel (3)
                  (11)     Consent of Independent Auditors
                  (15)     Participation Agreement (3)
                  (99)     Annual Report (4)



     (1) Incorporated by reference in Part B of the Registration Statement

     (2) Incorporated by reference to the same exhibits (by name and number) filed with the Commission on September 17, 1993, with the Registrant's initial Registration Statement on Form N-1A (File No. 33-69012).

     (3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed December 15, 1993.


     (4) Incorporated by reference to Annual Report filed electronically on Form N-30D on February 25, 1998.


Item 25. Persons Controlled by or Under Common Control with Registrant.
-----------------------------------------------------------------------

     IAI Investment Funds I, Inc., IAI Investment Funds II, Inc., IAI Investment Funds III, Inc., IAI Investment Funds IV, Inc., IAI Investment Funds V, Inc., IAI Investment Funds VI, Inc., IAI Investment Funds VII, Inc., and IAI Investment Funds VIII, Inc. See also the sections of the Prospectus entitled "Management" and "Description of Common Stock" and the section of the Statement of Additional Information entitled "Management", filed as part of this Registration Statement.

Item 26. Number of Holders of Securities.
-----------------------------------------

                                                                                     Number of Record Holders
Fund                                      Title of Class                                  as of January 31, 1998
----                                      --------------                                  ----------------------

IAI Retirement Funds, Inc.            Common Stock (Series A)                                    3
                                      Common Stock (Series B)                                    3
                                      Common Stock (Series C)                                    3

                                     III-1

Item 27. Indemnification.
-------------------------

     Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed on February 28, 1997.


Item 28. Business and Other Connections of Investment Adviser.
--------------------------------------------------------------

     Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Management" and in Part B of this Registration Statement in the section "Management."

     The officers and directors of IAI and their titles are as follows:

     Name                                                     Title
     ----                                                     -----

Jeffrey R. Applebaum                                          Senior Vice President
Scott Allen Bettin                                            Senior Vice President
Archie Campbell Black, III                                    Senior Vice President/Treasurer
Iain D. Cheyne                                                Chairman/Director
Stephen C. Coleman                                            Senior Vice President
Larry Ray Hill                                                Executive Vice President
Richard A. Holway                                             Senior Vice President
Irving Philip Knelman                                         President/Chief Operating Officer/Director
Kevin McKendry                                                Director
Timothy A. Palmer                                             Senior Vice President
Peter Phillips                                                Director
Noel Paul Rahn                                                Chief Executive Officer/Director
James S. Sorenson                                             Senior Vice President
R. David Spreng                                               Senior Vice President
Christopher John Smith                                        Senior Vice President/Secretary



     All of such persons have been affiliated with IAI for more than two years except Messrs. Cheyne, McKendry and Phillips. Prior to being appointed to the Board in 1996, Mr. Cheyne was General Manager of Corporate Banking of Lloyds Bank plc, and currently is Managing Director, International Banking, Lloyds TSB Group plc, St. George's House, 6-8 Eastcheap, London, England EC3M 1LL since 1972. Prior to being appointed to the Board in 1996, Mr. McKendry was and remains Bank Counsel to Lloyds Bank Plc, P.O. Box 2008, One Seaport Plaza, 199 Water Street, New York, NY 10038, since 1979. Prior to being appointed to the Board in 1996, Mr. Phillips was and remains Executive Vice President and General Manager of Lloyds Bank Plc, P.O. Box 2008, One Seaport Plaza, 199 Water Street, New York, NY 10038, since 1993.


     Certain directors and officers of IAI are directors and/or officers of the Registrant, as described in the section of the Statement of Additional Information entitled "Management," filed as a part of this Registration Statement.

     The address of the officers and directors of IAI is that of IAI, which is 3700 First Bank Place, P. O. Box 357, Minneapolis, Minnesota 55440.

     Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. Both IAI and IAI International's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

                                     III-2

Name                                                          Title
----                                                          -----
Noel Paul Rahn                                                Chairman of the Board of Directors
Roy C. Gillson                                                Chief Investment Officer/Director
Iain D. Cheyne                                                Director
Irving Philip Knelman                                         Director
Hilary Fane                                                   Deputy Chief Investment Officer/Director
Feidhlim O'Broin                                              Associate Director


     Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The officers and directors of IAI Trust Company and their titles are as follows:

Name                                                          Title
----                                                          -----

Archie C. Black                                               Chairman of the Board/President//Treasurer
Christopher J. Smith                                          Director/Vice President
Susan J. Haedt                                                Vice President/Director
Darcy Kent                                                    Supervisor of Trust Services
Steven G. Lentz                                               Secretary/Director



Item 29.  Principal Underwriters
--------  ----------------------

     Not applicable.

Item 30.  Location of Accounts and Records.
--------  ---------------------------------

     The Custodian for Registrant is Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant, including books and records of Registrant's investment portfolios, are maintained by IAI. IAI also acts as Registrant's transfer agent and dividend disbursing agent, at 3700 First Bank Place, Minneapolis, Minnesota 55402.

Item 31. Management Services.
-----------------------------

     Not applicable.

Item 32. Undertakings.
----------------------

     (a) Not applicable.

     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

                                     III-3

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 20th day of February, 1998.



                                   IAI RETIREMENT FUNDS, INC. (Registrant)


                                   By /s/ Noel R. Rahn
                                      Noel P. Rahn, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Noel P. Rahn                                    President (principal                February 20, 1998
Noel P. Rahn                                        executive officer)

/s/ Archie C. Black III                             Treasurer (principal                February 20, 1998
Archie C. Black III                                 financial and accounting
                                                    officer)


Madeline Betsch (1)                                 Director


W. William Hodgson (1)                              Director


George R. Long (1)                                  Director


J. Peter Thompson (1)                               Director


Charles H. Withers (1)                              Director


/s/ William C. Joas                                 February 20, 1998
William C. Joas,
Attorney-in-fact

     (1) Registrant's directors executing Powers of Attorney dated September 14, 1993.

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description                  Sequential Page No.
-----------       -------------------                  -------------------
   11             Consent of Independent Auditors